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                                                                 EXHIBIT 99.3

                                    CONSENT

     I hereby consent to the use of my name as it appears in the Registration Statement on Form S-1 and related prospectus of PCQuote.com, Inc. and affirm that the information contained therein, as it relates to me, is accurate as of the date hereof.


                                       /s/ Ronald J. Grabe
                                       -------------------------------------
                                       (Signature)


                                       Ronald J. Grabe
                                       -------------------------------------
                                       (Name)


                                       June 7, 1999
                                       -------------------------------------
                                       (Date)